GOODWILL, INTANGIBLE AND TANGIBLE ASSETS	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
GOODWILL, INTANGIBLE AND TANGIBLE ASSETS	NOTE 5: GOODWILL, INTANGIBLE AND TANGIBLE ASSETS
5.1 Goodwill and intangible assets
The carrying amounts of goodwill and intangible assets are summarized as follows:

	December 31,
	2023	2022
Goodwill on acquisitions	3,908	3,767
Concessions, patents and licenses	266	208
Customer relationships and trade marks	155	133
Emission rights	642	748
Other	131	47
Total	5,102	4,903
Goodwill
Goodwill arising on an acquisition is recognized as previously described within the business combinations section in note 2.2.3. Goodwill is allocated to those groups of cash-generating units that are expected to benefit from the business combination in which the goodwill arose and in all cases is at the operating segment level, which represents the lowest level at which goodwill is monitored for internal management purposes.
Goodwill acquired in business combinations for each of the Company’s operating segments is as follows:

	December 31, 2022	Acquisitions[1]	Foreign exchange differences and other movements	Divestments[2]	December 31, 2023
NAFTA	1,540	—	23	—	1,563
Brazil	1,070	164	82	—	1,316
Europe	523	57	33	—	613
ACIS	634	—	(24)	(194)	416
Total	3,767	221	114	(194)	3,908

	December 31, 2021	Acquisitions[1]	Foreign exchange differences and other movements	December 31, 2022
NAFTA	1,576	—	(36)	1,540
Brazil	1,010	—	60	1,070
Europe	499	55	(31)	523
ACIS	846	—	(212)	634
Total	3,931	55	(219)	3,767
1.See note 2.2.4
2.See note 2.3
Intangible assets are recognized only when it is probable that the expected future economic benefits attributable to the assets will accrue to the Company and the cost can be reliably measured. Intangible assets acquired separately by ArcelorMittal are initially recorded at cost and those acquired in a business combination are initially recorded at fair value at the date of the business combination. These primarily include the cost of technology and licenses purchased from third parties and operating authorizations granted by governments or other public bodies (concessions). Intangible assets are amortized on a straight-line basis over their estimated economic useful lives, which typically do not exceed five years. Amortization is included in the consolidated statements of operations as part of cost of sales.
ArcelorMittal’s industrial sites which are regulated by the European Directive 2003/87/EC of October 13, 2003 on carbon dioxide (“CO2”) emission rights, effective as of January 1, 2005, are located primarily in Belgium, France, Germany, Luxembourg, Poland and Spain. In Ontario, Canada, ArcelorMittal's operations have been subject to output based pricing system regulations since January 1, 2019 but effective January 1, 2022, they are regulated on carbon pricing under the Ontario Emissions Performance System (“OEPS”). In South Africa, a CO2 tax system was introduced in 2019.
Emission rights allocated to the Company on a no-charge basis pursuant to the annual national allocation plan are recorded at nil value and purchased emission rights are recorded at cost.
Other intangible assets are summarized as follows:

	Concessions, patents and licenses	Customer relationships and trade marks	Other	Total
Cost
At December 31, 2021	417	1,081	390	1,888
Acquisitions[1]	54	—	743	797
Acquisitions through business combinations (note 2.2.4)	11	70	—	81
Disposals	—	—	(3)	(3)
Foreign exchange differences	(43)	(60)	(12)	(115)
Transfers and other movements	7	—	(128)	(121)
At December 31, 2022	446	1,091	990	2,527
Acquisitions[1]	75	—	102	177
Acquisitions through business combination (note 2.2.4)	8	24	100	132
Disposal	—	—	(222)	(222)
Divestment (note 2.3)	(18)	—	—	(18)
Foreign exchange differences	32	49	36	117
Transfers and other movements	13	4	18	35
At December 31, 2023	556	1,168	1,024	2,748

Accumulated amortization and impairment losses
At December 31, 2021	222	1,001	171	1,394
Amortization charge	50	6	31	87
Impairment charge (note 5.3)	6	—	—	6
Foreign exchange differences	(33)	(50)	(7)	(90)
Transfers and other movements	(7)	1	—	(6)
At December 31, 2022	238	958	195	1,391
Divestment (note 2.3)	(18)	—	—	(18)
Amortization charge	59	12	52	123
Foreign exchange differences	23	43	8	74
Transfers and other movements	(12)	—	(4)	(16)
At December 31, 2023	290	1,013	251	1,554

Carrying amount
At December 31, 2022	208	133	795	1,136
At December 31, 2023	266	155	773	1,194
1.Acquisitions in 'other' mainly relate to CO2 emission rights.
Disposal of other intangible assets resulted in a 414 gain.
Research and development costs not meeting the criteria for capitalization are expensed as incurred. These costs amounted to 299, 286 and 270 for the years ended December 31, 2023, 2022 and 2021, respectively and were recognized in selling, general and administrative expenses.
5.2 Property, plant and equipment and biological assets
Property, plant and equipment is recorded at cost less accumulated depreciation and impairment. Cost includes all related costs directly attributable to the acquisition or construction of the asset. Except for land and assets used in mining activities, property, plant and equipment is depreciated using the straight-line method over the useful lives of the related assets as presented in the table below.

Asset Category	Useful Life Range
Land	Not depreciated
Buildings	10 to 50 years
Property plant & equipment	15 to 64 years
Auxiliary facilities	15 to 60 years
Other facilities	5 to 20 years
The Company’s annual review of useful lives leverages on the experience gained from an in-depth review performed every five years, any significant change in the expected pattern of consumption embodied in the asset, and the specialized knowledge of ArcelorMittal’s network of chief technical officers. The chief technical officer network includes engineers with facility-specific expertise related to plant and equipment used in the principal production units of the Company’s operations. The most recent in-depth review took place in 2019, during which the Company performed a review of the useful lives of its fixed assets and determined there were no material changes to the useful lives of property, plant and equipment. In performing this review, the Company gathered and evaluated data, including commissioning dates, designed capacities, maintenance records and programs, and asset performance history, among other attributes. In accordance with IAS 16, Property, Plant and Equipment, the Company considered this information at the level of components significant in relation to the total cost of the item of plant and equipment. Other factors the Company considered in its determination of useful lives included the expected use of the assets, technical or commercial obsolescence, and operational factors. In addition, the Company considered the accumulated technical experience and knowledge sharing programs that allowed for the exchange of best practices within the chief technical officer network and the deployment of these practices across the Company’s principal production units.
Major improvements, which add to productive capacity or extend the life of an asset, are capitalized, while repairs and maintenance are expensed as incurred. Where a tangible fixed asset comprises major components having different useful lives, these components are accounted for as separate items.
Property, plant and equipment under construction is recorded as construction in progress until it is ready for its intended use; thereafter it is transferred to the related class of property, plant and equipment and depreciated over its estimated useful life. Interest incurred during construction is capitalized if the borrowing cost is directly attributable to the construction. Gains and losses on retirement or disposal of assets are recognized in cost of sales.
The residual values and useful lives of property, plant and equipment are reviewed at each reporting date and adjusted if expectations differ from previous estimates. Depreciation methods applied to property, plant and equipment are reviewed at each reporting date and changed if there has been a significant change in the expected pattern of consumption of the future economic benefits embodied in the asset. In the context of the 2021 annual review of useful lives and considering the expected date of retirement of certain assets in particular BF and BOF, sinter plants and coke plants following the implementation of the Company's decarbonization strategy involving the construction of DRI - EAF facilities, the Company decreased estimates of residual useful lives of such items of property, plant and equipment for its flat carbon operations in the EU and in Canada. Accordingly, depreciation charge increased by 168 in 2023 and is expected to increase by 168, 142, 124, 28 and 26 for the years ended December 31, 2024, 2025, 2026, 2027 and 2028, respectively.
Mining assets comprise:
•Mineral rights acquired;
•Capitalized developmental stripping (as described below in “—Stripping and overburden removal costs”).
Property, plant and equipment used in mining activities is depreciated over its useful life or over the remaining life of the mine, if shorter, and if there is no alternative use. For the majority of assets used in mining activities, the economic benefits from the asset are consumed in a pattern which is linked to the production level and accordingly, assets used in mining activities are primarily depreciated on a units-of-production basis. A unit-of-production is based on the available estimate of proven and probable reserves.
Capitalization of pre-production expenditures ceases when the mining property is capable of commercial production as it is intended by management. General administration costs that are not directly attributable to a specific exploration area are charged to the consolidated statements of operations.
Mineral Reserves and resources
Mineral Reserves are estimates of the amount of product that can be economically and legally extracted from the Company’s properties. Furthermore, mineral resource estimates constitute the part of a mineral deposit that have the potential to be economically and legally extracted or produced at the time of the resource determination. In order to estimate mineral reserves, estimates are required for a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates. The potential for economic viability and estimate of mineral resources is established through high level and conceptual engineering studies.
Estimating the quantity and/or grade of mineral reserves requires the size, shape and depth of ore bodies to be determined by analyzing geological data such as drilling samples. This process may require complex and difficult geological judgments to interpret the data. The estimation of mineral resource is based on detailed and reliable exploration, sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough to confirm both geological and grade continuity.
Because the economic assumptions used to estimate mineral reserves and mineral resources change from period to period, and because additional geological data is generated during the course of operations, estimates of mineral reserves and mineral resources may change from period to period. Changes in reported mineral reserves and mineral resources may affect the Company’s financial results and financial position in a number of ways, including the following:
•Asset carrying amounts may be affected due to changes in estimated future cash flows.
•Depreciation, depletion and amortization charged in the consolidated statements of operations may change where such charges are determined by the units of production basis, or where the useful economic lives of assets change.
•Overburden removal costs recognized in the consolidated statements of financial position or charged to the consolidated statements of operations may change due to changes in stripping ratios or the units of production basis of depreciation.
•Decommissioning, site restoration and environmental provisions may change where changes in estimated reserves affect expectations about the timing or cost of these activities.
Stripping and overburden removal costs
In open pit and underground mining operations, it is often necessary to remove overburden and other waste materials to access the deposit from which minerals can be extracted. This process is referred to as stripping. Stripping costs can be incurred before the mining production commences (“developmental stripping”) or during the production stage (“production stripping”).
A mine can operate several open pits that are regarded as separate operations for the purpose of mine planning and production. In this case, stripping costs are accounted for separately, by reference to the ore extracted from each separate pit. If, however, the pits are highly integrated for the purpose of mine planning and production, stripping costs are aggregated.
The determination of whether multiple pit mines are considered separate or integrated operations depends on each mine’s specific circumstances. The following factors would point towards the stripping costs for the individual pits being accounted for separately:
•If mining of the second and subsequent pits is conducted consecutively with that of the first pit, rather than concurrently.
•If separate investment decisions are made to develop each pit, rather than a single investment decision being made at the outset.
•If the pits are operated as separate units in terms of mine planning and the sequencing of overburden and ore mining, rather than as an integrated unit.
•If expenditures for additional infrastructure to support the second and subsequent pits are relatively large.
•If the pits extract ore from separate and distinct ore bodies, rather than from a single ore body.
The relative importance of each factor is considered by local management to determine whether the stripping costs should be attributed to the individual pit or to the combined output from several pits.
Developmental stripping costs contribute to the future economic benefits of mining operations when the production begins and so are capitalized as tangible assets (construction in progress), whereas production stripping is a part of on-going activities and commences when the production stage of mining operations begins and continues throughout the life of a mine.
Capitalization of developmental stripping costs ends when the commercial production of the minerals commences.
Production stripping costs are incurred to extract the ore in the form of inventories and/or to improve access to an additional component of an ore body or deeper levels of material. Production stripping costs are accounted for as inventories to the extent the benefit from production stripping activity is realized in the form of inventories. Production stripping costs are recognized as a non-current asset (“stripping activity assets”) to the extent it is probable that future economic benefit in terms of improved access to ore will flow to the Company, the components of the ore body for which access has been improved can be identified and the costs relating to the stripping activity associated with that component can be measured reliably.
All stripping costs assets (either stripping activity assets or capitalized developmental stripping costs) are presented within a specific “mining assets” class of property, plant and equipment and then depreciated on a units-of-production basis.
Exploration and evaluation expenditure
Exploration and evaluation activities involve the search for iron ore and coal resources, the determination of technical feasibility and the assessment of commercial viability of an identified resource. Exploration and evaluation activities include:
•researching and analyzing historical exploration data;
•conducting topographical, geological, geochemical and geophysical studies;
•carrying out exploratory drilling, trenching and sampling activities;
•drilling, trenching and sampling activities to determine the quantity and grade of the deposit;
•examining and testing extraction methods and metallurgical or treatment processes; and
•detailed economic feasibility evaluations to determine whether development of the reserves is commercially justified and to plan methods for mine development.
Exploration and evaluation expenditure is charged to the consolidated statements of operations as incurred except in the following circumstances, in which case the expenditure is capitalized: (i) the exploration and evaluation activity is within an area of interest which was previously acquired in a business combination and measured at fair value on acquisition; or (ii) when management has a high degree of confidence in the project’s economic viability and it is probable that future economic benefits will flow to the Company.
Capitalized exploration and evaluation expenditures are generally recorded as a component of property, plant and equipment at cost less impairment charges, unless their nature requires them to be recorded as an intangible asset. As the asset is not available for use, it is not depreciated and all capitalized exploration and evaluation expenditure is monitored for indications of impairment. To the extent that capitalized expenditure is not expected to be recovered, it is recognized as an expense in the consolidated statements of operations.
Cash flows associated with exploration and evaluation expenditure are classified as operating activities when they are related to expenses or as an investing activity when they are related to a capitalized asset in the consolidated statements of cash flows.
Development expenditure
Development is the establishment of access to the mineral reserve and other preparations for commercial production. Development activities often continue during production and include:
•sinking shafts and underground drifts (often called mine development);
•making permanent excavations;
•developing passageways and rooms or galleries;
•building roads and tunnels; and
•advance removal of overburden and waste rock.
Development (or construction) also includes the installation of infrastructure (e.g., roads, utilities and housing), machinery, equipment and facilities.
When reserves are determined and development is approved, expenditures capitalized as exploration and evaluation are reclassified as construction in progress and are reported as a component of property, plant and equipment. All subsequent development expenditures are capitalized and classified as construction in progress. On completion of development, all assets included in construction in progress are individually reclassified to the appropriate category of property, plant and equipment and depreciated accordingly.
Biological assets
Biological assets are part of the Brazil operating segment and consist of eucalyptus forests located in the Brazilian state of Minas Gerais exclusively from renewable plantations and intended for the production of charcoal to be utilized as fuel and a source of carbon in the direct reduction process of pig iron production in some of the Company’s blast furnaces in Brazil.
Biological assets are measured at their fair value, net of estimated costs to sell at the time of harvest. The fair value (Level 3 in the fair value hierarchy) is determined based on the discounted cash flow method, taking into consideration the cubic volume of wood, segregated by plantation year, and the equivalent sales value of standing trees. The average sales price was estimated based on domestic market prices. In determining the fair value of biological assets, a discounted cash flow model was used, with a harvest cycle of 6 to 7 years.
Power purchase agreements
Power purchase agreements, which provide for the physical delivery of renewable energy and which do not comply neither with the requirements of IFRS 10 for the existence of control or joint control over a company, IFRS 11 regarding the existence of joint operation over an asset, IFRS 16 for the recognition of a lease, nor with the definition of a derivative under IFRS 9 are accounted for as an executory contract on the basis of the own use exemption when the relevant conditions are met.
Property, plant and equipment and biological assets are summarized as follows:

	Land, buildings and Improvements	Machinery, equipment and other[2]	Construction in progress	Right-of-use assets	Mining Assets	Total
Cost
At December 31, 2021	10,121	35,348	4,533	1,750	3,407	55,159
Additions	34	220	3,533	381	33	4,201
Acquisitions through business combinations (note 2.2.4)	193	742	70	37	—	1,042
Foreign exchange differences	(811)	(3,344)	(109)	(124)	(87)	(4,475)
Disposals	(137)	(545)	(4)	—	(18)	(704)
Other movements [1]	76	1,712	(2,136)	(41)	105	(284)
At December 31, 2022	9,476	34,133	5,887	2,003	3,440	54,939
Additions	61	291	4,372	258	52	5,034
Acquisitions through business combinations (note 2.2.4)	789	1,057	23	30	—	1,899
Foreign exchange differences	473	1,458	112	68	7	2,118
Disposals	(191)	(850)	(1)	—	(7)	(1,049)
Divestments (note 2.3)	(40)	(2,074)	(550)	—	(661)	(3,325)
Other movements [1]	282	1,950	(2,500)	(87)	201	(154)
At December 31, 2023	10,850	35,965	7,343	2,272	3,032	59,462

Accumulated depreciation and impairment
At December 31, 2021	3,643	17,596	999	678	2,168	25,084
Depreciation charge for the year	283	1,893	—	193	124	2,493
Impairment (note 5.3)	146	688	155	10	21	1,020
Disposals	(109)	(502)	(1)	—	(18)	(630)
Foreign exchange differences	(496)	(2,403)	(9)	(59)	(68)	(3,035)
Other movements [1]	(19)	(71)	(17)	(29)	(24)	(160)
At December 31, 2022	3,448	17,201	1,127	793	2,203	24,772
Depreciation charge for the year	315	1,875	—	235	127	2,552
Impairment (note 5.3)	16	529	233	—	66	844
Disposals	(187)	(808)	—	—	(7)	(1,002)
Foreign exchange differences	248	977	(2)	12	6	1,241
Divestments (note 2.3)	(26)	(1,521)	(235)	—	(571)	(2,353)
Other movements [1]	5	(101)	(40)	(112)	—	(248)
At December 31, 2023	3,819	18,152	1,083	928	1,824	25,806

Carrying amount
At December 31, 2022	6,028	16,932	4,760	1,210	1,237	30,167
At December 31, 2023	7,031	17,813	6,260	1,344	1,208	33,656
1.Other movements predominantly represent transfers from construction in progress to other categories and retirement of fully depreciated assets.
2.Machinery, equipment and other includes biological assets of 64 and 47 as of December 31, 2023 and 2022, respectively, and bearer plants of 51 and 37 as of December 31, 2023 and 2022, respectively.

Capital expenditures relating to decarbonization and renewable energy projects
In 2023 and 2022, capital expenditures relating to decarbonization projects amounted to 0.2 billion mainly with respect to the ArcelorMittal Dofasco (Canada) DRI/EAF project.
The carrying amount of temporarily idle property, plant and equipment at December 31, 2023 and 2022 was 264 and 380 including 41 and 39 in Brazil, 6 and 6 in NAFTA, 112 and 89 in
the Europe segment and 105 and 246 in the ACIS segment, respectively.
The carrying amount of property, plant and equipment retired from active use and not classified as held for sale was 22 and nil at December 31, 2023 and 2022 respectively. Such assets are carried at their recoverable amount.
Assets pledged as security
See note 9.4 for information about assets pledged as security by the Company.
Capital commitments
See note 9.4 for information about contractual commitments for acquisition of property, plant and equipment by the Company.
5.3 Impairment of intangible assets, including goodwill, and tangible assets
Net impairment charges/(reversals) were as follows:

	Year ended December 31,
Type of asset	2023	2022	2021
Goodwill	194	—	—
Intangible assets	—	6	—
Tangible assets	844	1,020	(218)
Total	1,038	1,026	(218)
Impairment test of goodwill
Goodwill is tested for impairment annually, as of October 1 or whenever changes in circumstances indicate that the carrying amount may not be recoverable, at the level of the groups of cash-generating units (“GCGU”) which correspond to the operating segments representing the lowest level at which goodwill is monitored for internal management purposes. Whenever the cash-generating units comprising the operating segments are tested for impairment at the same time as goodwill, the cash-generating units are tested first and any impairment of the assets is recorded prior to the testing of goodwill.
The recoverable amounts of the GCGUs are mainly determined based on their value in use. The value in use of each GCGU is determined by estimating future cash flows. The 2023 impairment test of goodwill did not include the GCGU corresponding to the Mining segment as goodwill allocated to this GCGU was fully impaired in 2015. The key assumptions for the value in use calculations are primarily the discount rates, growth rates, expected changes to average selling prices, shipments and direct costs during the period. Assumptions for average selling prices and shipments are based on historical experience and expectations of future changes in the market. In addition, with respect to raw material price assumptions, the Company applied a range of $70 per tonne to $114 per tonne for iron ore ($70 per tonne to $110 per tonne in 2022) and $185 per tonne to $250 per tonne ($170 per tonne to $268 per tonne in 2022) for coking coal. Cash flow forecasts adjusted for the risks specific to the tested assets are derived from the most recent financial plans approved by management for the next five years. Beyond the specifically forecasted period, the Company extrapolates cash flows for the remaining years based on an estimated growth rate of 2%. This rate does not exceed the average long-term growth rate for the relevant markets.
The Company considered its exposure to certain climate-related risks which could affect its estimates of future cash flow projections applied for the determination of the recoverable amount of its GCGUs and CGUs. With the switch to electric vehicles and the move to wind and solar power generation, the Company sees also additional opportunities as customers deepen their understanding of embedded and lifecycle emissions of the materials where steel compares favorably.
The Company is committed to the objectives of the Paris agreement and announced its ambition to reduce carbon emissions by 35% in Europe and 25% group-wide by 2030 and achieve group-wide carbon neutrality by 2050. These announced goals will require significant long-term investments which require global level playing field, access to abundant and affordable clean energy, facilitating necessary energy infrastructure, access to sustainable finance for low-emissions steelmaking and accelerated transition to a circular economy. In addition, the Company considered the legal obligation of carbon neutrality by 2050 effective within the EU and in Canada following adoption of the Climate Law and the Net Zero Emission Accountability Act, respectively. Accordingly, with respect to its flat steel operations in the EU and in Canada, ArcelorMittal concluded that future decarbonization capital expenditures, which correspond essentially to the construction of DRI-EAF facilities, are necessary to maintain the level of economic benefits expected to arise from the assets in their current condition and should therefore be included in the Company’s assumptions for future cash flows of the recoverable amount of the respective GCGUs and CGUs. At the same time, the Company is engaged in developing in the near to medium term a range of innovative low-emission technologies for the transition to decarbonized steel including the Smart Carbon route and the Hydrogen-DRI route and required investments are considered in the Company's future cash flow projections. ArcelorMittal acknowledges that CGUs and GCGUs applying the BF-BOF route in other jurisdictions than the EU and Canada will apply decarbonization at a different pace. They may also not yet be subject to a legal obligation of carbon neutrality, as a result of which the future estimated decarbonization cost for such operations is reflected through an additional risk premium embedded in discount rates until they are able to accelerate their decarbonization strategy to meet the 2050 carbon neutrality objective and a legal obligation arises in the relevant jurisdiction.
ArcelorMittal's most substantial climate-related policy risk is the EU Emissions Trading scheme ("'ETS"), which applies to all its European plants. The risk concerns the Company's primary steelmaking plants which are exposed to this regulation. On April 25, 2023, the EU adopted a revision of the ETS Directive including a regulation establishing a carbon border adjustment mechanism (“CBAM”) which entered into force on May 17, 2023. The ETS and CBAM regulations will impact the carbon emissions allowances from the second trading period of Phase
IV (2026-2030) onwards as they will be gradually phased out (2.5% by 2026, 5% by 2027, 10% by 2028, 22.5% by 2029, 48.5% by 2030, 61% by 2031, 73.5% by 2032, 86% by 2033 and 100% by 2034). The Company’s assumptions for future cash flows include an estimate for costs that the Company expects to incur to acquire emission allowances, which primarily impacts the flat steel operations in the EU under the ETS scheme and in Canada. The assumption for carbon emission cost is based on historical experience, implementation of decarbonization strategies to mitigate or otherwise offset such future costs and information available of future regulatory or operational changes. With respect to the EU ETS scheme, the assumption for carbon emission cost includes also the gradual phasing out of free emission allowances and the forecast market price of emission rights, for which the Company considered in its five-year cash flow projections internal estimates of 85€/t for 2024, 90€/t for 2025 and 100€/t for the period 2026-2028.
The assumptions used in the value in use calculations are inherently uncertain and require management judgment as described in note 1.3. The Company's process includes specific consideration given to the most recent short, medium and long-term price forecasts and discount rates consistent with external information, expected production and shipment volumes and updated development plans, operating costs and capital expenditure plans. 2023 was impacted by a negative price-cost effect predominantly on account of lower average steel selling prices and lower steel shipments. The decline in steel spreads resulted from the pace of the decline in steel prices being greater than the reduction in the raw material basket and energy costs. At the end of the year, apparent demand conditions showed however signs of improvement as the destocking phase reached maturity.
Management estimates discount rates using pre-tax rates that reflect current market rates for investments of similar risk. The rate for each CGU, including beta, cost of debt and capital structure was estimated from the weighted average cost of capital of producers, which operate a portfolio of assets similar to those of the Company’s assets and CGU specific country risk premiums were applied. GCGU weighted average pre-tax discount rates were as follows in 2023 and 2022:

	NAFTA	Brazil	Europe	ACIS
GCGU weighted average pre-tax discount rate used in 2023 (in %)	13.0	17.2	11.5	20.8
GCGU weighted average pre-tax discount rate used in 2022 (in %)	13.3	18.7	10.6	18.4
Once recognized, impairment losses for goodwill are not reversed.
There were no impairment charges recognized with respect to goodwill following the Company’s impairment tests as of October 1, 2023 and October 1, 2022. In 2023, in connection with the sale of ArcelorMittal Temirtau, the Company recognized a 194 impairment loss relating to a portion of ACIS segment goodwill allocated to the disposal group in proportion of the total sale consideration to the recoverable amount of the remaining ACIS operations. The total value in use calculated for all GCGUs decreased overall in 2023 as compared to 2022 primarily as a result of higher discount rates in Europe and ACIS and lower cash flow projections for certain GCGUs.
In validating the value in use determined for the GCGUs, the Company performed a sensitivity analysis of key assumptions used in the discounted cash-flow model (such as discount rates, average steel selling prices and shipments). As of December 31, 2023, the Company believes that reasonably possible changes in key assumptions could cause an additional impairment loss to be recognized in respect of the ACIS segment.
ACIS produces a combination of flat and long products. Following the sale of the Company's operations in Kazakhstan, ACIS operations include facilities in South Africa and Ukraine. ACIS is significantly sufficient in iron ore. The Company believes that sales volumes, prices and discount rates are the key assumptions most sensitive to change. ACIS is also exposed to export markets and international steel prices which are volatile, reflecting the cyclical nature of the global steel industry, developments in particular steel consuming industries and macroeconomic trends of emerging markets, such as economic growth. Discount rates may be affected by changes in countries’ specific risks; such risk premium increased significantly since 2022 in Ukraine in the context of the war with Russia. The latter also led to substantially lower levels of production, shipments and revenue at AMKR and such conditions are expected to continue throughout 2024. The ACIS value in use model anticipates an increase in sales volumes in 2024 (5.0 million tonnes) as compared to 2023 (3.4 million tonnes excluding shipments from the Company's operations in Kazakhstan) with higher shipments after 2024. Average selling prices in the model are expected to decrease steadily over time. The table below describes the amount by which the value assigned to a key assumption must change in order for the recoverable amount to equal the carrying amount.

ACIS
Excess of recoverable amount over carrying amount	149
Increase in pre-tax discount rate (change in basis points)	97
Decrease in average selling price (change in %)	1.3%
Decrease in shipments (change in %)	4.3%
Impairment test of property, plant and equipment and intangibles (excluding goodwill)
At each reporting date, ArcelorMittal reviews the carrying amounts of its intangible assets (excluding goodwill) and tangible assets to determine whether there is any indication that the carrying amount of those assets may not be recoverable through continuing use. If any such indication exists, the recoverable amount of the asset (or cash generating unit) is reviewed in order to determine the amount of the impairment, if any. The recoverable amount is the higher of its fair value less cost of disposal and its value in use.
In estimating its value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset (or cash-generating unit). For an asset that does not generate cash inflows largely independent of those from other assets, the recoverable amount is determined for the cash-generating unit to which the asset belongs. The cash-generating unit is the smallest identifiable group of assets corresponding to operating units that generate cash inflows. If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than its carrying amount, an impairment loss is recognized. An impairment loss is recognized as an expense immediately as part of cost of sales (see note 4.2) in the consolidated statements of operations.
In the case of permanently idled assets, the impairment is measured at the individual asset level. Otherwise, the Company’s assets are measured for impairment at the cash-generating unit level. In certain instances, the cash-generating unit is an integrated manufacturing facility which may also be an operating subsidiary. Further, a manufacturing facility may be operated in concert with another facility with neither facility generating cash inflows that are largely independent from the cash inflows of the other. In this instance, the two facilities are combined for purposes of testing for impairment. As of December 31, 2023 and December 31, 2022, the Company determined it has 46 cash-generating units.
An impairment loss, related to intangible assets other than goodwill and tangible assets recognized in prior years is reversed if, and only if, there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognized. However, the increased carrying amount of an asset due to a reversal of an impairment loss will not exceed the carrying amount that would have been determined (net of amortization or depreciation) had no impairment loss been recognized for the asset in prior years. A reversal of an impairment loss is recognized immediately as part of operating income in the consolidated statements of operations.
Impairment charges and reversals relating to property, plant and equipment and intangibles (excluding goodwill) were as follows for the years ended December 31, 2023, 2022 and 2021:
2023
In 2023, ArcelorMittal recognized a 732 impairment charge related to property, plant and equipment with respect to the sale on December 7, 2023 of its Kazakhstan operations in the ACIS segment to Qazaqstan Investment Corporation, a state-controlled direct investment fund. The impairment loss resulted from the adjustment of the carrying amount of the disposal group to the net sales proceeds of 278 (see note 2.3).
On November 28, 2023, AMSA announced that it contemplates the wind down of its Longs Business subject to a due diligence and a consultative process involving key customers, suppliers, organized labour, and other stakeholders. Since making the announcement, AMSA has been engaging with various stakeholders, including Government. These stakeholders have expressed widespread concern regarding the negative economic impact of the closure. AMSA was requested to consider what support was needed to change the closure decision. Discussions are currently still ongoing. The Company assessed the recoverable amount of its Longs Business in South Africa based on a value in use calculation and recognized accordingly a 112 impairment charge of property, plant and equipment.

Cash Generating Unit	Region	Operating Segment	Recoverable Amount (Value in Use)	Total Impairment Recorded	2023 Pre-Tax Discount Rate	2022 Pre-Tax Discount Rate	Carrying Amount of property, plant and equipment as of December 31, 2023
Long Products South Africa	South Africa	ACIS	264	112	17.3%	17.5%	86
2022
In 2022, the Company recognized a 1,026 impairment charge related to property, plant and equipment (1,020) and intangibles (6) with respect to AMKR (Ukraine) in the ACIS segment as a result of the ongoing conflict in Russia, which resulted in low level of production, sales and net income and created significant uncertainty about the timing and ability of operations to return to a normal level of activity. Adverse geopolitical conditions, which resulted in a substantial increase in the discount rate applied by the Company in its recoverable amount (value in use) calculation, deteriorated further during the fourth quarter of 2022 following attacks against Ukrainian power infrastructures causing additional operational issues for AMKR and the concerns about an intensification of the conflict in connection with the announcements of delivery of heavy military equipment by western countries. The Company applied separate discount rates over the discrete projections period, including a higher country risk premium for 2023 cash flow projections and a return to pre-war country risk premium in the course of 2024 and for the terminal value calculation as value in use is sensitive to a difference in country risk for different periods.

Cash-Generating Unit	Region	Operating Segment	Recoverable Amount (Value in Use)	Total Impairment Recorded	2022 Pre-Tax Discount Rates		2021 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of December 31, 2022
					Applied to 2023 projections	Applied to subsequent projections
AMKR	Ukraine	ACIS	1,003	1,026	47.1%	20.0%	16.9%	655
2021
In the second half of 2021, in connection with the Company’s annual test for impairment of goodwill, property, plant and equipment was also tested for impairment at that date. The Company reversed 218 of impairment charges which had been recognized in 2015 for the Sestao facility in Spain following idling for an indefinite timing. The impairment reversal results from improved future cash flow projections following restart of operations and the Company's decarbonization strategy in Spain.

Cash-Generating Unit	Region	Operating Segment	Impairment Reversed	2021 Pre-Tax Discount Rate	2020 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of December 31, 2021
Europe flat products	Europe	Europe	218	8.5%	8.5%	11,005